UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2020

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway
Chesapeake,	Virginia	23320
(Address of principal executive offices)		(Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DLTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

The Board of Directors of Dollar Tree, Inc. (the “Company”) has promoted Michael A. Witynski to President and Chief Executive Officer of the Company, effective July 20, 2020. Mr. Witynski replaces Gary M. Philbin, who announced his retirement as the Company’s Chief Executive Officer after more than 40 years in retail. Mr. Philbin, the Company’s Chief Executive Officer since September 2017, will continue to serve as an executive of the Company through September 23, 2020 to assist with the transition. In addition, Mr. Philbin provided notice to the Board of Directors on July 15, 2020 that he intends to resign as a director of the Company effective September 23, 2020.

Mr. Witynski, age 57, has served as Enterprise President of the Company since December 2019, where he was responsible for leading the merchandising, store operations, and supply chain functions for the Dollar Tree and Family Dollar brands. Previously, he served as the President and Chief Operating Officer of Dollar Tree Stores from June 2017 to December 2019. He previously served as the Chief Operating Officer from July 2015 to June 2017. He served as the Senior Vice President of Stores from August 2010 to July 2015. Prior to joining Dollar Tree, he held senior leadership roles in merchandising, marketing, private brands and operations at Shaw’s Supermarkets and Supervalu, Inc. during his 29-year career in the grocery industry.

In connection with his appointment as President and Chief Executive Officer of the Company, effective July 20, 2020, Mr. Witynski’s annual base salary will increase to $1,300,000 and target payout amount for his annual incentive cash bonus will increase to 150% of his base salary.

Mr. Witynski also will receive special equity incentive awards for the 2020 fiscal year with an aggregate value of $2,600,000. Of this amount, 75% of the award will be in the form of performance stock units (“PSUs”), the vesting of which is subject to (a) the Company achieving the one-year performance criteria established for the annual 2020 PSU awards and (b) Mr. Witynski remaining employed with the Company until the respective annual vesting dates, with one third of such PSUs vesting on each successive anniversary of the special grant date. The remaining 25% of the award will be in the form of a long-term performance plan (“LTPP”) award of restricted stock units, the vesting of which is subject to (a) the Company achieving the three-year performance criteria established for the annual 2020 LTPP awards and (b) Mr. Witynski remaining employed with the Company until the third anniversary of the original grant date for the annual 2020 LTTP.

There are no family relationships between Mr. Witynski and any director or executive officer of the Company, nor are there any transactions between Mr. Witynski or any member of his immediate family and the Company, or any of its subsidiaries, that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission.

Item 7.01. Regulation FD Disclosure.

On July 20, 2020, the Company issued a press release announcing the foregoing executive management transition. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.

The information contained in this item, including that incorporated by reference, is being furnished to the Securities and Exchange Commission. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

99.1     Press release dated July 20, 2020 issued by Dollar Tree, Inc.

104     The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

A WARNING ABOUT FORWARD-LOOKING STATEMENTS: This filing contains “forward-looking statements” as that term is used in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can be identified by the fact that they address future events, developments or results and do not relate strictly to historical facts. Any statements contained in this filing that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements include, without limitation, statements preceded by, followed by or including words such as “believe”, “anticipate”, “expect”, “intend”, “plan”, “view”, “target” or “estimate”, “may”, “will”, “should”, “predict”, “possible”, “potential”, “continue”, “strategy”, and similar expressions.  For example, our forward-looking statements include statements regarding the continued service of Mr. Philbin to assist with the management transition and the expected compensation of Mr. Witynski as President and Chief Executive Officer. These statements are subject to risks and uncertainties. For a discussion of the risks, uncertainties and assumptions that could affect our future events, developments or results, you should carefully review the “Risk Factors,” “Business” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections in our Annual Report on Form 10-K filed March 20, 2020, our Form 10-Q for the most recently ended fiscal quarter and other filings we make from time to time with the Securities and Exchange Commission.  We are not obligated to release publicly any revisions to any forward-looking statements contained in this filing to reflect events or circumstances occurring after the date of this report and you should not expect us to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: July 20, 2020	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer